Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of The Golf Alliance Corporation, for the period ending January 31, 2009, I, John Fahlberg, Chief Executive Officer and Chief Financial Officer of The Golf Alliance Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the period ending January 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended January 31, 2009, fairly represents in all material respects, the financial condition and results of operations of The Golf Alliance Corporation

Date: March 11, 2009

/s/ John Fahlberg
John Fahlberg
Chief Executive Officer,
Chief Financial Officer,
Principal Accounting Officer, President,
Chairman of the Board of Directors